UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 31, 2016

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2016, Office Depot, Inc. (the “Company” or “Office Depot”) closed the transaction contemplated by the Sale and Purchase Agreement by and among the Company, Office Depot Foreign Holdings LP, LLC (“Office Depot Foreign Holdings LP”), Office Depot Foreign Holdings GP, LLC (“Office Depot Foreign Holdings GP” and together with Office Depot Foreign Holdings LP, “Office Depot Foreign Holdings”), Aurelius Rho Invest NL DS B.V. (the “LP Purchaser”), and Aurelius Rho Invest NL Two B.V. (the “GP Purchaser”), each subsidiaries of The AURELIUS Group (LP Purchaser and GP Purchaser collectively shall be referred to as, the “Purchasers”), dated November 22, 2016, as amended (the “SPA”) to complete the sale of the Company’s European business operations (the “OD European Business”). Pursuant to the SPA, the Purchasers acquired the OD European Business with its assets and liabilities.

The SPA contains customary warranties of Office Depot Foreign Holdings and the Purchasers. In the event of a breach, Office Depot Foreign Holdings may be subject to a claim for damages, which, in some cases, would be subject to certain limitations.

Office Depot Foreign Holdings’ aggregate liability for all warranty and indemnity claims under the SPA is limited in aggregate to €10 million related to the OD European Business.

The Company will retain responsibility for the UK defined benefit pension plan, which was facilitated through a transfer of the plan from the OD European Business to a subsidiary of the Company prior to the completion of the transaction under the SPA.

Following the closing, the OD European Business is no longer part of the Company or the Office Depot Foreign Holdings. The removal of OD European Business from the Company’s financial statements is reflected in the pro forma financial information attached hereto as Exhibit 99.1.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of SPA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, which was amended by the Form of Amendment Agreement Relating to the Sale and Purchase of the Partnership Interests in Office Depot (Netherlands) C.V., dated December 31, 2016, which made certain immaterial amendments to the SPA, attached hereto as Exhibit 2.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Form of Sale and Purchase Agreement Relating to the Transfer of the Partnership Interests in Office Depot (Netherlands) C.V., dated November 22, 2016

Exhibit 2.2	Form of Amendment Agreement Relating to the Sale and Purchase of the Partnership Interests in Office Depot (Netherlands) C.V., dated December 31, 2016

Exhibit 99.1	Unaudited Pro Forma Consolidated Financial Information

Exhibit 99.2	Press release dated January 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: January 5, 2017

	By:	/s/ Stephen R. Calkins
Stephen R. Calkins Executive Vice President, Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit 2.1	Form of Sale and Purchase Agreement Relating to the Transfer of the Partnership Interests in Office Depot (Netherlands) C.V., dated November 22, 2016

Exhibit 2.2	Form of Amendment Agreement Relating to the Sale and Purchase of the Partnership Interests in Office Depot (Netherlands) C.V., dated December 31, 2016

Exhibit 99.1	Unaudited Pro Forma Consolidated Financial Information

Exhibit 99.2	Press release dated January 2, 2017